U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 4, 2010
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (AMB Property	001-13545 (AMB Property	94-3281941 (AMB Property
Corporation)	Corporation)	Corporation)
Delaware (AMB Property, L.P.)	001-14245 (AMB Property, L.P.)	94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation)		number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)

415-394-9000
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-1.1
EX-4.1
EX-4.2
EX-5.1
EX-5.2

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 4, 2010, AMB Property Corporation’s operating partnership, AMB Property, L.P. (the “Operating Partnership”), offered $300 million aggregate principal amount of its new series of 4.500% notes due 2017 in an underwritten registered public offering. The offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on August 14, 2009. The offering is expected to close on August 9, 2010, subject to certain closing conditions. The notes are senior unsecured obligations of the Operating Partnership and are fully and unconditionally guaranteed by AMB Property Corporation. The notes are governed by the terms of an Indenture dated as of June 30, 1998 among the Operating Partnership, AMB Property Corporation and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.), and a Tenth Supplemental Indenture to be dated as of August 9, 2010 among the Operating Partnership, AMB Property Corporation and U.S. Bank National Association, filed as Exhibit 4.1 hereto.
The notes are subject to redemption at the Operating Partnership’s option at any time in whole or, from time to time, in part, at a price equal to the greater of: (i) 100% of the principal amount of the notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such redemption date) discounted to such redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 37.5 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such redemption date; provided that installments of interest on the notes which are due and payable on an interest payment date falling on or prior to the relevant redemption date shall be payable to the holders of such of the notes registered at the close of business on the relevant record date according to their terms and the provisions of the Indenture.
The estimated net proceeds to the Operating Partnership were approximately $294.2 million after deducting the underwriting discounts and estimated transaction expenses payable by the Operating Partnership of $2.6 million. The Operating Partnership intends to use approximately $205 million of the net proceeds to reduce U.S. dollar borrowings under its $425.0 million multi-currency senior unsecured term loan facility. The Operating Partnership intends to use approximately $65.8 million of the net proceeds to repay the outstanding amount under one of its secured mortgage instruments. The Operating Partnership intends to use approximately $10 million of the net proceeds to repay U.S. dollar borrowings under its $550 million unsecured revolving credit facility. The Operating Partnership intends to use any remaining net proceeds for general corporate purposes, which may include equity investments in co-investment funds, acquisitions of properties, portfolios of properties or interests in property-owning or real estate-related entities; development, redevelopment or value-added conversion activities; the repayment of indebtedness (which may include intercompany indebtedness); the redemption or other repurchase of outstanding securities; loans to affiliated entities; capital expenditures and increasing its working capital. Pending such use of the net proceeds, the Operating Partnership may use the net proceeds to invest in short-term securities.
In connection with the offering of the notes, AMB Property Corporation entered into an underwriting agreement dated August 4, 2010 with J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters, which is filed as Exhibit 1.1 hereto.
In connection with the filing of the underwriting agreement, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Ballard Spahr LLP, regarding certain Maryland law issues. Additionally, in connection with the filing of the underwriting agreement, we are filing as Exhibit 5.2 hereto an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.
Due to a typographical error, the CUSIP for the notes was incorrectly reported in the issuer free writing prospectus filed with the Securities and Exchange Commission on August 4, 2010. The correct CUSIP for the notes is 00163M AL8.
The description in this current report of the notes and the supplemental indenture is not intended to be a complete description of those instruments, and the description is qualified in its entirety by the full text of the documents which are attached as exhibits to, and incorporated by reference in, this Current Report.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
AMB Property Corporation and AMB Property L.P. hereby file the following exhibits to, and incorporate such exhibits by reference in, the Registration Statement which was filed on August 14, 2009 and supplemented by the

Prospectus Supplement dated August 4, 2010, filed with the Securities and Exchange Commission by AMB Property Corporation and AMB Property L.P. on August 5, 2010:
1.1	Underwriting Agreement, dated August 4, 2010, among AMB Property Corporation, AMB Property, L.P., J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters.

4.1	Tenth Supplemental Indenture, to be dated as of August 9, 2010, among AMB Property Corporation, AMB Property, L.P. and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.).

4.2	Form of 4.500% Note due 2017 attaching the AMB Property Corporation Guarantee.

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: August 6, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation, Its general partner

Date: August 6, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
1.1
Underwriting Agreement, dated August 4, 2010, among AMB Property Corporation, AMB Property, L.P., J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters.

4.1
Tenth Supplemental Indenture, to be dated as of August 9, 2010, among AMB Property Corporation, AMB Property, L.P. and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.).

4.2	Form of 4.500% Note due 2017 attaching the AMB Property Corporation Guarantee.

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).